logo and vignette                                          Exhibit 4.1

Charter Communications, Inc.

C

THIS CERTIFICATE IS TRANSFERABLE IN
NEW YORK, N.Y. AND RIDGEFIELD PARK, N.J.

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

CUSIP 16117M 10 7

SEE REVERSE FOR CERTAIN DEFINITIONS


This Certifies that


is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES, $.001 PAR VALUE, OF THE CLASS A COMMON STOCK OF

Charter Communications, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR
BY



AUTHORIZED SIGNATURE

signature

President and Chief Executive Officer

Signature

Secretary
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right of survivorship and not as tenants in common
TOD     - transfer on death direction in event of owner's death, to person named on face




UNIF GIFT MIN ACT-            as Custodian for
                         (Cust)                                        (Minor)
                         under Uniform Gifts to Minors Act

                                    (State)

UNIF TRAN MIN ACT-            as Custodian for
                         (Cust)                                        (Minor)
                          under Uniform Transfers to Minors Act

                                    (State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                       hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

        to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated

        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:



        NOTICE: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.